                                                                   EXHIBIT 10.58

                               AMENDMENT NO. 3 TO
                         RECEIVABLES PURCHASE AGREEMENT

     THIS AMENDMENT NO. 3 TO RECEIVABLES PURCHASE AGREEMENT, dated as of October 16, 1996 (herein called this "Amendment"), is by and among RECEIVABLES CAPITAL CORPORATION, a Delaware corporation (herein called the "Purchaser"), WESTERN GAS RESOURCES, INC., a Delaware corporation (the "Seller"), and Bank of America National Trust and Savings Association, a national banking association, as Agent for the Purchaser (the "Agent").


                              W I T N E S S E T H:
                              -------------------


     WHEREAS, the Purchaser, the Seller and the Agent have heretofore entered into that certain Receivables Purchase Agreement, dated as of February 28, 1995, as amended by that certain Amendment No. 1 to Receivables Purchase Agreement dated as of July 1, 1995, as extended by that certain letter agreement dated April 17, 1996 and as amended by that certain Amendment No.2 to Receivables Purchase Agreement dated May 31, 1996 (collectively, the "Original Purchase Agreement");

     WHEREAS, the Purchaser, the Seller and the Agent now desire to further amend the Original Purchase Agreement as hereinafter provided,

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the Purchaser, the Seller and the Agent hereby agree as follows:

     SECTION 1. Defined Terms. Terms defined in the Original Purchase Agreement
                -------------
are used herein with the meanings given them therein, unless otherwise defined or the context otherwise requires.

     SECTION 2.  Amendment Relating to Debt to Capitalization Ratio.   Section
                 --------------------------------------------------
7.03(e) of the Original Purchase Agreement is hereby deleted in its entirety and replaced, in lieu thereof, by the following:

     "(e) Debt to Capitalization Ratio.  Permit Seller's Debt to Capitalization
          ----------------------------
Ratio to be greater than (i) 0.60 to 1.0 at any time until and including December 31, 1996 and (ii) 0.55 to 1.00 at any time thereafter."

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     SECTION 3.  Certain Representations and Warranties of Seller.  The Seller
                 ------------------------------------------------
hereby represents and warrants as follows:

          a. The representations and warranties contained in Section 6.01 of the Original Purchase Agreement are correct on and as of the date hereof as though made on and as of the date hereof and shall be deemed to have been made on the date hereof;

          b. No event has occurred and is continuing that constitutes a Termination Event or an Unmatured Termination Event;

          c. Seller (i) has all necessary power, authority and legal right to execute, deliver and perform this Amendment and (ii) has duly authorized by all necessary corporate action the execution, delivery and performance of this Amendment.

          d. This Amendment and the Original Purchase Agreement, as amended hereby, when duly executed and delivered by Purchaser and the Agent, constitute the legal, valid and binding obligations of Seller enforceable in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

          e. The consummation of the transaction contemplated by this Amendment and the fulfillment of the terms hereof will not (i) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, the certificate of incorporation or by-laws of Seller, or any indenture, loan agreement, receivables purchase agreement, mortgage, deed of trust, or other agreement or instrument to which Seller is a party or by which it or any of its properties is bound, (ii) result in the creation or imposition of any Adverse Claim upon any of Seller's properties pursuant to the terms of any such indenture, loan agreement, receivables purchase agreement, mortgage, deed of trust, or other agreement or instrument, or
     (iii) violate any law or any order, rule, or regulation applicable to Seller of any court or of any federal or state regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over Seller or any of its properties.

          f. There are no proceedings pending or to the best of Seller's knowledge threatened and to the best of Seller's knowledge there are no

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

     investigations pending, or threatened, before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality asserting the invalidity of this Amendment or seeking any determination or ruling that might materially and adversely affect the performance by Seller of its obligations under this Amendment or the validity or enforceability of this Amendment.

          g. No authorization or approval or other action by, and no notices to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by Seller of this Amendment.


     SECTION 4.  References.  All references to the "Receivables Purchase
                 ----------
Agreement" or to the "Agreement" in the Original Purchase Agreement or any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Original Purchase Agreement as amended hereby.

     SECTION 5. Effectiveness. This Amendment shall be effective as of the date hereof; provided, however, that its effectiveness is conditioned upon: (i)
        --------  -------
Seller having amended the Revolving Loan Agreement and the Term Loan Agreement to contain covenants regarding the debt to capitalization ratio comparable to those set forth in this Amendment; and (ii) the General Counsel for the Seller having delivered an opinion to the Agent substantially in the form of Exhibit A attached hereto and incorporated herein by reference.

     SECTION 6.   GOVERNING LAW; COUNTERPARTS.  THIS AMENDMENT SHALL BE GOVERNED
                  ---------------------------
BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Amendment by signing one or more counterparts.

     SECTION 7.  Ratification.  Except as expressly amended hereby, the Original
                 ------------
Purchase Amendment shall remain in full force and effect as heretofore entered into. The parties hereby ratify and confirm the Original Purchase Agreement as hereby amended.

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

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                    PURCHASER:
                                    ---------

                                    RECEIVABLES CAPITAL CORPORATION


                                    By:/s/ Receivables Capital Corporation
                                       -----------------------------------
                                    Name:
                                         ---------------------------------
                                    Title:
                                          --------------------------------



                                    SELLER:
                                    ------

                                    WESTERN GAS RESOURCES, INC.


                                    By: /s/ John C. Walter
                                       -----------------------------------
                                    Name: John C. Walter
                                          --------------------------------
                                    Title: Executive Vice President
                                          --------------------------------



                                    AGENT:
                                    -----

                                    BANK OF AMERICA NATIONAL TRUST
                                     AND SAVINGS ASSOCIATION, as Agent


                                    By: /S/ Mark Wegener
                                       -----------------------------------
                                    Name: Mark Wegener
                                          --------------------------------
                                    Title: Attorney-in-Fact
                                           -------------------------------

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